Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
Debt

13. Debt

Debt consists of the following:

(in thousands)	As of September 30, 2014	As of December 31, 2013
First Lien Credit Agreement	$376,988	$413,962
Second Lien Credit Agreement		155,000
Less: Original issue discount (net of amortization)	(3,021)	(4,888)

Total debt	373,967	564,074
Less: Current portion of long-term debt		(4,150)

Long-term debt	$373,967	$559,924

On August 30, 2013, the Company and its subsidiary Continental Building Products Operating Company, LLC (“OpCo”) entered into a first lien credit agreement with Credit Suisse AG, as administrative agent, Credit Suisse Securities (USA) LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and Royal Bank of Canada, as syndication agent (as amended on December 2, 2013, the “First Lien Credit Agreement”). The First Lien Credit Agreement provided OpCo a term loan facility at an initial amount of $415.0 million and a U.S. dollar revolving loan facility of $40.0 million and a Canadian dollar and/or U.S. dollar revolving facility of $10.0 million (such aggregate $50.0 million revolving facilities together, the “Revolver”), which may be borrowed by OpCo or by its subsidiary, Continental Building Products Canada Inc. in Canadian dollars or U.S. dollars.

On August 30, 2013, the Company and OpCo entered into a second lien credit agreement with Credit Suisse AG, as administrative agent, Credit Suisse Securities (USA) LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, and Royal Bank of Canada, as syndication agent (as amended on December 2, 2013, the “Second Lien Credit Agreement”). The Second Lien Credit Agreement provided OpCo a term loan facility of $155.0 million (the “Second Lien Term Loan”).

On February 10, 2014, the Company completed the Initial Public Offering and used $152 million of net proceeds from the Initial Public Offering and cash on hand of $6.1 million to repay the $155 million Second Lien Term Loan in full along with a prepayment premium of $3.1 million. The $3.1 million prepayment premium was recorded in other (expense) income. The prepayment of the Second Lien Term Loan also resulted in the write-off of $6.9 million in original issue discount and deferred financing fees that were recorded in interest expense.

Interest under the First Lien Credit Agreement is floating. The interest rate spread over LIBOR, which has a 1% floor, was reduced by 50 basis points in May 2014, from 3.75% to 3.25%, as a result of the Company achieving a total leverage ratio of less than four times net debt to the trailing twelve months adjusted earnings before interest, depreciation and amortization, as of March 31, 2014, as calculated pursuant to the First Lien Credit Agreement. This reduced interest rate for the First Lien Credit Agreement will be in effect for as long as the leverage ratio, as calculated pursuant to the First Lien Credit Agreement, remains below four. The margin applicable to the borrowing was further reduced in the third quarter 2014 by 25 basis points to 3.00% after the Company achieved a B2 rating with a stable outlook by Moody’s and will remain in effect as long as this rating and outlook are maintained or better.

The First Lien Credit Agreement is secured by the underlying property and equipment of the Company. During the nine months ended September 2014, CBP pre-paid $34.9 million of principal payments and no further quarterly mandatory principal payments are required until the final payment of $377.0 million due on August 28, 2020. The annual effective interest rate on the First Lien Credit Agreement including original issue discount and amortization of debt issuance costs was 4.64% at September 30, 2014.

There were no amounts outstanding under the Revolver as of September 30, 2014. The interest rate on amounts outstanding under the Revolver is floating, based on LIBOR (with a floor of 1%), plus 225 basis points. In addition, CBP pays a facility fee of 50 basis points per annum on the total Revolver. Availability under the Revolver, based on draws and outstanding letters of credit and that there are no violations of covenants, was $46.1 million at September 30, 2014.

Total cash interest paid for the nine months ended September 30, 2014 (Successor) was $15.6 million. No significant amounts of interest were paid by the Predecessor in the prior periods.

The table below shows the future minimum principal payments due under the First Lien Credit Agreement.

(in thousands)	Amount Due
Remaining 2014	$—
2015	—
2016	—
2017	—
2018	—
Thereafter	$376,988

Under the terms of the First Lien Credit Agreement, the Company is required to comply with certain covenants, including among others, a limitation of indebtedness, limitation on liens, and limitations on certain cash distributions. One single financial covenant governs all of the Company’s debt and applies only if the outstanding borrowings of the Revolver plus outstanding letters of credit are greater than $12.5 million as of the end of the quarter. The financial covenant is a total leverage ratio calculation, in which total debt less outstanding cash is divided by adjusted earnings before interest, depreciation and amortization. It would require a leverage ratio below 6.75 as of September 30, 2014. As the sum of outstanding borrowings under the Revolver and outstanding letters of credit were less than $12.5 million at September 30, 2014, the financial covenant was not applicable for the quarter.

13. Debt

Debt consists of the following:

	Successor December 31, 2013	Predecessor December 31, 2012
First Lien Credit Agreement with quarterly principal payments, maturing on August 28, 2020; interest rate of LIBOR (with a 1% floor) plus 3.75%; average annual interest rate of 4.75%, before original issue discount	$413,962	—
Second Lien Credit Agreement maturing on February 26, 2021; interest rate of LIBOR (with a 1% floor) plus 7.75%; average annual interest rate of 8.75%, before original issue discount	155,000	—
Borrowings under First Lien Credit Agreement Revolver	—	—
Less: Original issue discount (net of amortization)	(4,888)	—

Total debt	$564,074	—
Less: Current portion of long-term debt	(4,150)	—

Long-term debt	$559,924	—

In connection with the acquisition by Lone Star, CBP purchased all of the assets of the Predecessor with cash. In order to finance a portion of the consideration payable to Lafarge N.A., the Successor entered into a First Lien Credit Agreement for borrowings of $320 million, a Second Lien Credit Agreement for borrowings of $120 million, and drew $25 million under a $50 million revolving credit facility as part of the First Lien Credit Agreement. In conjunction with the initial issuance of this debt, the Company incurred $15.3 million of debt issuance costs which are recorded as an asset and are being amortized using the effective interest rate method or the straight-line method which approximates the effective interest rate method, over the estimated life of the related debt.

On December 2, 2013, we modified our First Lien Credit Agreement and Second Lien Credit Agreement and increased our borrowings by a total of $130 million with the proceeds distributed as a return of capital to our sponsor, Lone Star. The changes were considered a modification of the existing instruments in accordance with guidance provided by ASC 470-50.

The maturity dates for the First Lien Credit Agreement and Second Lien Credit Agreement remained the same. The First Lien was increased by $95 million from $320 million to a total $415 million with quarterly principal payments increased from $0.8 million to $1.0 million and the remaining amount due at maturity in 2020. The Second Lien was increased by $35 million from $120 million to $155 million and remains all due at maturity in 2021. Interest remained floating for both liens and the interest rate spread over LIBOR (with a 1% floor) was increased from plus 3.5% to plus 3.75% for the term loan under the First Lien Credit Agreement and from plus 7.5% to plus 7.75% for the term loan under the Second Lien Credit Agreement. The margin applicable to each borrowing may be reduced by 0.25% if the Company achieves certain credit ratings by Moody’s and S&P. The margin may be further reduced by 0.50% subsequent to our initial public offering if we achieve certain credit ratings by Moody’s and S&P or achieve a total leverage ratio less than four times net debt to adjusted earnings before interest, depreciation and amortization as defined in the agreement.

Total original issue discount and other fees associated with the amendment of approximately $5 million were paid at closing. Third party debt issuance costs were expensed.

The First Lien Credit Agreement is secured by the underlying property and equipment of the Company and has principal payments of $1,037,000 that are due quarterly with a final payment of $387.0 million due on August 28, 2020. The annual effective interest rate on the First Lien Credit Agreement including original issue discount and amortization of debt issuance costs is 5.2%.

The Second Lien Credit Agreement has a second lien on the underlying property and equipment of the Company. No principal payments are required until maturity on February 26, 2021. The annual effective interest rate on the Second Lien Credit Agreement including original issue discount and amortization of debt issuance costs is 9.4%.

The First Lien Credit Agreement also has a $50 million revolver (the “Revolver”), none of which was outstanding as of December 31, 2013. Interest is floating, based on LIBOR (with a floor of 1%), plus 300 basis points. In addition, CBP pays a facility fee of 50 basis points per annum on the total Revolver facility. Availability under the Revolver, based on draws and outstanding letters of credit and that there are no violations of covenants, was $47.6 million at December 31, 2013.

Total interest paid for the period July 26, 2013 to December 31, 2013 (Successor) was $9.5 million. No significant amounts of interest were paid by the Predecessor.

The table below shows the future minimum principal payments due under the credit agreements.

Amount Due
in thousands
2014	$4,150
2015	4,150
2016	4,150
2017	4,150
2018	4,150
Thereafter	548,212

Subsequent to year-end, on February 10, 2014, we closed on our initial public offering of common stock and used the net proceeds to repay the Second Lien Credit Agreement of $155 million. See Note 14 “Subsequent Events” for further information.

Under the terms of the credit agreements above, the Company is required to comply with certain covenants, including among others, the limitation of indebtedness, limitation on liens, and limitations on certain cash distributions. One single financial covenant governs all of the Company’s debt and only applies if the outstanding borrowings of the Revolver plus outstanding letters of credit are greater than $12.5 million as of the end of the quarter, beginning with the quarter ending December 31, 2013. The financial covenant is a total leverage ratio calculation, in which total debt less outstanding cash is divided by adjusted earnings before interest, depreciation and amortization. The covenant was not applicable at December 31, 2013. If applicable, the December 31, 2013, total leverage ratio financial covenant would have been 6.75.